Exhibit 10.3

EXECUTION VERSION

BORROWER JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of May 5, 2022 (this “Agreement”), among the Existing Borrower, the New Borrower and the Administrative Agent (as each such term is defined below).
RECITALS
Pursuant to Section 2.19 of that certain Amended and Restated Loan and Security Agreement, dated as of December 31, 2019 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among Nuveen Churchill Direct Lending Corp. (f/k/a Nuveen Churchill BDC Inc.), as the collateral manager (in such capacity, the “Collateral Manager”), each of the Borrowers from time to time party thereto (collectively, the “Borrower” or if referred to individually, each a “Borrower”), Wells Fargo Bank, National Association, as the Administrative Agent, each of the Lenders from time to time party thereto, and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as the Collateral Agent and U.S. Bank National Association, as the Custodian, and that certain Amended and Restated Fee Letter, dated as of December 31, 2019 (as amended, supplemented or restated from time to time, the “Fee Letter”) by and between each Borrower and the Administrative Agent, Nuveen Churchill BDC SPV III, LLC (the “New Borrower”) not now party to the Loan and Security Agreement and Fee Letter, has agreed to become party to the Loan and Security Agreement and Fee Letter, as a Borrower thereunder, on the terms and subject to the conditions set forth in this Agreement
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Nuveen Churchill BDC SPV I, LLC (the “Existing Borrower”), the New Borrower and the Administrative Agent hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, terms defined in the Loan and Security Agreement are used herein as therein defined
2.Joinder.
a.The New Borrower hereby agrees to be bound by all of the provisions of the Loan and Security Agreement, and effective on the date hereof becomes a party to the Loan and Security Agreement and Fee Letter as a Borrower (the “Joinder Effective Date”) with the same effect as if it were an original signatory to the Loan and Security Agreement. All obligations of the Borrowers under the Loan and Security Agreement shall be joint and several. All references to the “Borrower” or the “Borrowers” in the Loan and Security Agreement shall be deemed to refer to each of the Existing Borrower and the New Borrower. From and after the Joinder Effective Date, the New Borrower shall have the rights and obligations of a Borrower under the Loan and Security Agreement and under the other Transaction Documents to which it is a party and shall be bound by the provisions thereof. Without limitation of the foregoing, the New Borrower hereby transfers,
USActive 57769871.4

conveys, assigns and grants as of the date hereof, to the Collateral Agent for the benefit of the Secured Parties, a lien and continuing security interest in all of the New Borrower’s right, title and interest in, to and under (but none of the obligations under) all Collateral (other than any Collateral which constitutes Margin Stock), whether now existing or hereafter arising or acquired by the New Borrower, and wherever the same may be located, to secure the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations of the New Borrower arising in connection with the Loan and Security Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, all Obligations.
b.The New Borrower hereby appoints the Collateral Manager as collateral manager and servicing agent for the New Borrower under the terms set forth in the Loan and Security Agreement, and the Collateral Manager hereby accepts such appointment.
c.All notices to the New Borrower required to be delivered pursuant to the Transaction Documents, and all other notices or correspondence, shall be directed to the New Borrower at Nuveen Churchill BDC SPV III, LLC, c/o Churchill Asset Management LLC, 430 Park Avenue, 14th Floor, New York, NY 10022, Attention: Shai Vichness; all electronic dissemination of notices should be sent to shai.vichness@chuchillam.com.
3.Conditions Precedent. This Agreement shall become effective upon the satisfaction of the following conditions precedent:
a.Documents. The Administrative Agent shall have received (each of the following documents being referred to herein as an “Additional Document”):
i.this Agreement, executed and delivered by a duly authorized officer of each of the Existing Borrower, the New Borrower and the Administrative Agent, and acknowledged and accepted by the Collateral Manager and the Collateral Agent;
ii.a certificate as to whether the New Borrower is Solvent in the form of Exhibit C to the Loan and Security Agreement;
iii.for each Lender requesting the same, a Variable Funding Note of the New Borrower substantially in the form of Exhibit B to the Loan and Security Agreement and conforming to the requirements of the Loan and Security Agreement and executed by a duly authorized officer of the New Borrower; and
iv.a Securities Account Control Agreement duly executed by the New Borrower, the Collateral Agent, the Administrative Agent, the Collateral Manager and the Securities Intermediary; and
USActive 57769871.4

b.Secretary’s Certificates. The Administrative Agent shall have received (i) a certificate of the New Borrower, dated as of the Joinder Effective Date, as described in Sections 3.1(l), (m), (n) and (o) of the Loan and Security Agreement, with appropriate insertions and attachments, reasonably satisfactory in form and substance to the Administrative Agent, executed by the Secretary or an Assistant Secretary (or other authorized Person) of the New Borrower and evidence that the conditions set forth in Sections 3.1(p) and (q) of the Loan and Security Agreement are satisfied.
c.Satisfaction of Conditions Precedent. The New Borrower confirms that all the conditions precedent set forth in Section 2.19 of the Loan and Security Agreement have been satisfied as of the Joinder Effective Date.
d.Legal Opinions. The Administrative Agent and Collateral Agent shall have received with a counterpart for each Lender and the Collateral Manager, the executed legal opinion or opinions of counsel to the New Borrower, covering enforceability.
e.Patriot Act. The Administrative Agent and the Lenders shall have received, sufficiently in advance of the execution of this Agreement, all documentation and other information with respect to the New Borrower required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.
4.No Other Amendments or Waivers. Except as expressly amended or waived hereby, the Loan and Security Agreement, any Variable Funding Notes issued thereunder and the other Transaction Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.
5.Effect on Loan and Security Agreement. From and after the Joinder Effective Date, the New Borrower shall be a party to the Loan and Security Agreement and Fee Letter and, to the extent provided in this Agreement, have the rights and obligations of a Borrower thereunder and under the other Transaction Documents and shall be bound by the provisions thereof. From and after the Joinder Effective Date, the legal name of the New Borrower, as it appears on the signature page hereof, shall be added as a Borrower on Schedule I to the Loan and Security Agreement.
6.Transaction Document. Each of the parties hereto agree that this Agreement constitutes a “Transaction Document” for all purposes under the Loan and Security Agreement and the other Transaction Documents.
7.Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
8.Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]
USActive 57769871.4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

NUVEEN CHURCHILL BDC SPV III, LLC, as a Borrower

By: /s/ Shai Vichness
Name: Shai Vichness
Title: Senior Managing Director, Chief Financial Officer
[Signature Page to Joinder Agreement]

NUVEEN CHURCHILL BDC SPV I, LLC, as a Borrower

By: /s/ Shai Vichness
Name: Shai Vichness
Title: Senior Managing Director, Chief Financial Officer
[Signature Page to Joinder Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for itself and on behalf of each of the Lenders

By: /s/ Louisa Allan Schmitt
Name: Louis Allan Schmitt
Title: Managing Director
[Signature Page to Joinder Agreement]

Acknowledged and Accepted by:

NUVEEN CHURCHILL DIRECT LENDING CORP., as
Collateral Manager

By: /s/ Shai Vichness
Name: Shai Vichness
Title: Chief Financial Officer
[Signature Page to Joinder Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as
Collateral Agent

By: /s/ Scott DeRoss
Name: Scott DeRoss
Title: Senior Vice President

[Signature Page to Joinder Agreement]